AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 1994.

                                                       REGISTRATION NO. 33-51383
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                              AMENDMENT NO. 2
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                            FIRST BANK SYSTEM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

       DELAWARE                      6711                      41-0255900
   (STATE OR OTHER            (PRIMARY STANDARD             (I.R.S. EMPLOYER
   JURISDICTION OF                INDUSTRIAL             IDENTIFICATION NUMBER)
   INCORPORATION OR           CLASSIFICATION CODE
    ORGANIZATION)                   NUMBER)

                                FIRST BANK PLACE
                            601 SECOND AVENUE SOUTH
                       MINNEAPOLIS, MINNESOTA 55402-4302
                                 (612) 973-1111
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                                RICHARD A. ZONA
                                FIRST BANK PLACE
                            601 SECOND AVENUE SOUTH
                       MINNEAPOLIS, MINNESOTA 55402-4302
                                 (612) 973-1111
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:
          LEE R. MITAU, ESQ.                     R. HENRY KLEEMAN, ESQ.
           DORSEY & WHITNEY                 WILDMAN, HARROLD, ALLEN & DIXON
        220 SOUTH SIXTH STREET                   225 WEST WACKER DRIVE
  MINNEAPOLIS, MINNESOTA 55402-1498           CHICAGO, ILLINOIS 60606-1229

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) EXHIBITS.

     23.3 Consent of Ernst & Young (relating to financial statements of
           First Bank System, Inc. and Colorado National Bankshares,
           Inc.)
     23.4 Consent of Price Waterhouse (relating to financial statements of Boulevard Bancorp, Inc.)
     23.5 Consent of Deloitte & Touche (relating to financial statements of Western Capital Investment Corporation)

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MINNEAPOLIS, STATE OF MINNESOTA, ON FEBRUARY 11, 1994.

                                          First Bank System, Inc.

                                                  /s/ John F. Grundhofer
                                          By __________________________________
                                                    John F. Grundhofer
                                               Chairman, President and Chief
                                                     Executive Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

            SIGNATURE AND TITLE                                DATE
            -------------------                                ----
          /s/ John F. Grundhofer
- -------------------------------------------
            John F. Grundhofer,                          February 11, 1994
   Chairman, President, Chief Executive
                  Officer
and Director (principal executive officer)
            /s/ Richard A. Zona
- -------------------------------------------
              Richard A. Zona,                           February 11, 1994
 Vice Chairman and Chief Financial Officer
       (principal financial officer)
            /s/ Susan E. Lester
- -------------------------------------------
              Susan E. Lester,                           February 11, 1994
  Executive Vice President and Controller
      (principal accounting officer)
            Coleman Bloomfield*
- -------------------------------------------
       Coleman Bloomfield, Director                      February 11, 1994

- -------------------------------------------
          Roger L. Hale, Director
              John H. Kareken*
- -------------------------------------------
         John H. Kareken, Director                       February 11, 1994
            Richard L. Knowlton*
- -------------------------------------------
       Richard L. Knowlton, Director                     February 11, 1994
             Kenneth A. Macke*
- -------------------------------------------
        Kenneth A. Macke, Director                       February 11, 1994

            SIGNATURE AND TITLE                                DATE
            -------------------                                ----
             Thomas F. Madison*
- -------------------------------------------
        Thomas F. Madison, Director                      February 11, 1994
             Marilyn C. Nelson*
- -------------------------------------------
        Marilyn C. Nelson, Director                      February 11, 1994
          Will F. Nicholson, Jr.*
- -------------------------------------------
     Will F. Nicholson, Jr., Director                    February 11, 1994
             Nicholas R. Petry*
- -------------------------------------------
        Nicholas R. Petry, Director                      February 11, 1994
            Edward J. Phillips*
- -------------------------------------------
       Edward J. Phillips, Director                      February 11, 1994
              James J. Renier*
- -------------------------------------------
         James J. Renier, Director                       February 11, 1994

- -------------------------------------------
        S. Walter Richey, Director
            Richard L. Robinson*
- -------------------------------------------
       Richard L. Robinson, Director                     February 11, 1994
             Richard L. Schall*
- -------------------------------------------
        Richard L. Schall, Director                      February 11, 1994
             Lyle E. Schroeder*
- -------------------------------------------
        Lyle E. Schroeder, Director                      February 11, 1994

          /s/ Susan E. Lester
*By__________________________________
           Susan E. Lester,
    Pro se and as Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT                           DESCRIPTION                            PAGE
 -------                           -----------                            ----
 23.3    Consent of Ernst & Young (relating to financial statements of
          First Bank System, Inc. and Colorado National Bankshares,
          Inc.)
 23.4    Consent of Price Waterhouse (relating to financial statements of Boulevard Bancorp, Inc.)
 23.5    Consent of Deloitte & Touche (relating to financial statements of Western Capital Investment Corporation)